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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

        Date of Report (Date of earliest event reported) : Nov. 17, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of Public STEERS(R) Series 1998 F-Z4 Trust) (Exact name of registrant as specified in its charter)

           Delaware             333-29015-02                 13-3891329
      (State or other           (Commission               (I. R. S. Employer
        jurisdiction of         File Number)              Identification No.)
       incorporation)


  World Financial Center,                                       10080
   New York,  New York                                        (Zip Code)
  (Address of principal
    executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition of Disposition of Assets

         Not Applicable

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

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Item 5.  Other Events

         99.1 Distribution to holders of the Public STEERS(R)Series 1998 F-Z4 Trust Class A Certificates on Nov. 17, 2003.

Item 6.  Resignation of Registrant's Directors

         Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)    Financial statements of business acquired.

                Not applicable

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

                99.1 Trustee's report in respect of the Nov 17, 2003 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.

Item 8.  Change in Fiscal Year

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH DEPOSITOR, INC.

Date:  Nov. 17, 2003                       By:  /s/ Barry N. Finkelstein
                                                Name:  Barry N. Finkelstein
                                                Title: President

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                                  EXHIBIT INDEX


               99.1 Trustee's report in respect of the Nov. 17, 2003 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.